                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 30, 2002


                               LAKES GAMING, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        MINNESOTA                       0-24993                   41-1913991
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
     of incorporation)                                       Identification No.)



    130 CHESHIRE LANE, MINNETONKA, MINNESOTA                55305
    ----------------------------------------              ----------
    (Address of principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code: (952) 449-9092


                                  NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

         The Press Release dated May 30, 2002, issued by the Registrant has been filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits

99.1     Press Release dated May 30, 2002.






                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         LAKES GAMING, INC.
                                            (Registrant)



Date: May 31, 2002                       By: /s/ Timothy J. Cope
                                             -----------------------------------
                                             Name:  Timothy J. Cope
                                             Title: Chief Financial Officer









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                                  EXHIBIT INDEX


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
EXHIBIT NO.                DESCRIPTION
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
  99.1           Press Release dated May 30, 2002.

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